Exhibit 24. Power of Attorney.

The Power of Attorney, dated February 25, 1997, is attached.

                               THE ROUSE COMPANY
                               POWER OF ATTORNEY
                               -----------------

          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned directors of THE ROUSE COMPANY, a Maryland corporation, constitute and appoint ANTHONY W. DEERING, JEFFREY H. DONAHUE and BRUCE I. ROTHSCHILD, or any one of them, the true and lawful agents and attorneys-in-fact of the undersigned, with full power of substitution and resubstitution, and with full power and authority (i) to sign for the undersigned, and in their respective names as officers and directors of the Company, the Company's Annual Report on Form 10-K that is filed or to be filed from time to time with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, and any amendment or amendments to such Annual Reports on Form 10-K, and (ii) to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, as herein authorized.

Dated:   February 25, 1997
                                      /s/ David H. Benson        (SEAL)
                                      --------------------------
                                      David H. Benson

                                      /s/ Jeremiah E. Casey      (SEAL)
                                      --------------------------
                                      Jeremiah E. Casey

Power of Attorney for Form 10-K
  Annual Report
February 25, 1997                  /s/ Mathias J. DeVito      (SEAL)
                                   --------------------------
                                    Mathias J. DeVito


                                    /s/ Anthony W. Deering     (SEAL)
                                    --------------------------
                                    Anthony W. Deering


                                    /s/ Rohit M. Desai         (SEAL)
                                    --------------------------
                                    Rohit M. Desai


                                    /s/ Juanita T. James       (SEAL)
                                    --------------------------
                                    Juanita T. James

                                    /s/ William R. Lummis      (SEAL)
                                    --------------------------
                                    William R. Lummis


                                    /s/ Thomas J. McHugh       (SEAL)
                                    --------------------------
                                    Thomas J. McHugh


                                    /s/ Hanne M. Merriman      (SEAL)
                                    --------------------------
                                    Hanne M. Merriman


                                    /s/ Roger W. Schipke       (SEAL)
                                    --------------------------
                                    Roger W. Schipke


                                    /s/ Alexander B. Trowbridge(SEAL)
                                    --------------------------
                                    Alexander B. Trowbridge


                                    /s/ Gerard J. M. Vlak      (SEAL)
                                    --------------------------
                                    Gerard J. M. Vlak